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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2003

                           PRICELINE.COM INCORPORATED
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-25581                 06-1528493
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(State or other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)

               800 Connecticut Avenue, Norwalk, Connecticut 06854
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                    (Address of principal office) (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

         Priceline.com Incorporated, a Delaware corporation, effected a 1-for-6 reverse stock split of all outstanding shares of its common stock, par value $0.008 per share. The reverse stock split was effective at 12:01 a.m. on June 16, 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  99.1 Press release issued by priceline.com Incorporated on June 16, 2003.


ITEM 9.    REGULATION FD DISCLOSURE.

         On June 16, 2003, priceline.com Incorporated updated its 2nd quarter 2003 financial guidance. A copy of priceline.com's press release updating its financial guidance is attached as Exhibit 99.1 to this Current Report on Form 8-K. The attached press release contains forward-looking statements relating to priceline.com's performance during 2003. A more thorough discussion of certain factors which may affect priceline.com's operating results is included in priceline.com's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and its most recent Form 10-Q and Form 8-K filings with the Securities and Exchange Commission.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRICELINE.COM INCORPORATED



                                      By:  /s/ Jeffery H. Boyd
                                           -----------------------------------
                                           Jeffery H. Boyd
                                           President and Chief Executive Officer


Dated:  June 16, 2003



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                                  EXHIBIT INDEX


        EXHIBIT NO.     DESCRIPTION
        -----------     -----------
            99.1        Press release issued by priceline.com Incorporated on
                        June 16, 2003.